                                                                    Exhibit 10.3

                          SECOND AMENDMENT AND CONSENT

         THIS SECOND AMENDMENT AND CONSENT (this "SECOND AMENDMENT") is dated as of February 14, 2001 and entered into by and among GOLF TRUST OF AMERICA, L.P., a Delaware limited partnership (the "PARTNERSHIP") and THE LIMITED PARTNERS OF THE PARTNERSHIP listed on the signature pages hereof (each, a "LIMITED PARTNER" and collectively, the "LIMITED PARTNERS"), and is made with reference to that certain First Amended and Restated Agreement of Limited Partnership of Golf Trust of America, L.P., dated as of February 12, 1997, as amended by that certain First Amendment to Partnership Agreement dated as of February 1, 1998 (as so amended, the "PARTNERSHIP AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Partnership Agreement.


         THE PARTIES ENTER THIS AGREEMENT ON THE BASIS OF THE FOLLOWING
                     FACTS, UNDERSTANDINGS AND INTENTIONS:

         A. GTA GP, Inc., a Maryland corporation (the "GENERAL PARTNER") is the general partner of the Partnership, and is an indirect wholly owned subsidiary of Golf Trust of America, Inc., a Maryland corporation (the "COMPANY").

         B. The Company presently intends to seek the approval of its shareholders for the adoption of a plan of liquidation or dissolution (the "COMPANY PLAN OF LIQUIDATION") and, if such plan is approved and the requisite consents obtained, shall sell substantially all of its assets in connection therewith.

         C. In connection with the Company Plan of Liquidation or dissolution of the Company, the Company shall seek to liquidate or dissolve the Partnership, or to otherwise sell substantially all of its assets.

         D. Section 11.02 of the Partnership Agreement provides that the General Partner may not sell, transfer or convey substantially all of the assets of the Partnership without the written consent of Limited Partners holding 66.67% of the Partnership Interests of the Limited Partners.

         E. Section 8.08 of the Partnership Agreement provides that, if the Partnership chooses to sell an "Initial Golf Course" in certain circumstances set forth therein, the Partnership shall use reasonable efforts to structure such sale as a like-kind exchange under Section 1031 of the Internal Revenue Code.

         F. Structuring sales of the Initial Golf Courses as like-kind exchanges would prevent the Partnership from selling substantially all of the assets of the Partnership, to the detriment of the Partnership and the Limited Partners.


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


         G. As a condition precedent to the Company's solicitation of its shareholders' consent to the Company Plan of Liquidation, the Company has required that the Partnership obtain the requisite consent of its Limited Partners to the sale of substantially all of the assets of the Partnership pursuant to the Company Plan of Liquidation and to the deletion of Section 8.08 of the Partnership Agreement.

         H. Each Limited Partner executing this Second Amendment desires the Partnership to sell all or substantially all of its assets pursuant to the Company Plan of Liquidation and to delete Section 8.08 of the Partnership Agreement in order to permit the Partnership to sell the Initial Golf Courses without structuring such sales as like-kind exchanges under Section 1031 of the Internal Revenue Code.


         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:


         SECTION 1. CONSENT

         The Limited Partners hereby consent, pursuant to Section 11.02 of the Partnership Agreement, to the sale, transfer or conveyance of all or substantially all of the assets of the Partnership in one or more transactions or series of transactions (the "PARTNERSHIP LIQUIDATION") following approval of, and pursuant to, the Company Plan of Liquidation. Anything herein to the contrary notwithstanding, the consent provided in this Section 1 shall be limited to a consent to the Partnership Liquidation following approval of, and pursuant to, the Company Plan of Liquidation and shall not obligate the Limited Partners to consent to or vote for, nor constitute a consent to, any other matter presented for the consent or vote of the Limited Partners. The term of this consent shall expire co-terminously with the termination of the agreement to vote and proxy contained in that certain Voting Agreement of even date by and among Golf Trust of America, Inc. and Golf Legends Ltd., Inc., Legends of Virginia LC, Golf Trust of America, L.P. and GTA GP, Inc.

         SECTION 2. AMENDMENT

         2.1 AMENDMENT TO SECTION 8.08.

         Section 8.08 of the Partnership Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

                  "8.08    [Intentionally omitted]"

         SECTION 3. LIMITED PARTNERS' REPRESENTATIONS AND WARRANTIES

         In order to induce the Partnership to enter into this Second Amendment, each Limited Partner, severally and not jointly, represents and warrants to the Partnership that the following statements with respect to such Limited Partner and no other Limited Partner are true, correct and complete:


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

         3.1 POWER AND AUTHORITY. Each Limited Partner that is a corporation, partnership or trust has all requisite corporate, partnership or trust power and authority to enter into this Second Amendment and to carry out the transactions contemplated hereby.


         3.2 AUTHORIZATION OF SECOND AMENDMENT. The execution and delivery of this Second Amendment have been duly authorized by all necessary corporate, partnership or trust action on the part of each Limited Partner that is a corporation, partnership or trust. This Second Amendment has been duly executed and delivered by each Limited Partner.


         3.3 NO CONFLICT. The execution and delivery of this Second Amendment by each Limited Partner does not (a) conflict with or violate any agreement, law, rule, regulation, order, judgment or decision or other instrument binding upon such Limited Partner, nor require any consent, notification, regulatory filing or approval which has not been obtained or (b) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Units owned by such Limited Partner pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Limited Partner is a party or by which Limited Partner or the Units owned by such Limited Partner are bound or affected.


         3.4 BINDING OBLIGATION. This Second Amendment is the legally valid and binding obligation of each Limited Partner, enforceable against such Limited Partner in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.


         3.5 LIMITED PARTNERSHIP UNITS. Each Limited Partner is the legal and beneficial owner of the number of units of each class or series of Limited Partnership Interest set forth opposite its name on ANNEX I hereto (collectively, the "OP Units"), free and clear of any liens or encumbrances whatsoever, except those which impose no restrictions on such Limited Partner's right to vote such OP Units. Each Limited Partner has the sole right to vote its OP Units, and none of the OP Units owned by such Limited Partner is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of such OP Units, except this Agreement. Each Limited Partner represents and warrants that any proxies heretofore given in respect of the OP Units owned by such Limited Partner are revocable, and that all such proxies are hereby revoked or will be revoked by appropriate notice or other instrument concurrently with the execution and delivery of this Agreement.


         SECTION 4. MISCELLANEOUS

         4.1 REFERENCE TO AND EFFECT ON THE PARTNERSHIP AGREEMENT. The execution, delivery and performance of this Second Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or


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remedy of the Partnership or the Partners under, the Partnership Agreement, which is hereby ratified and confirmed.

         4.2 ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any Limited Partner, on the one hand, without the prior written consent of the Partnership, nor by the Partnership, on the other hand, without the prior written consent of the Limited Partners, except that the Partnership may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to any direct or indirect wholly owned subsidiary of the Partnership or to any liquidating trust formed by the Partnership. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

         4.3 FURTHER ASSURANCES. Each party shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of their obligations under this Second Amendment. Without limiting the generality of the foregoing, none of the parties hereto shall enter into any agreement or arrangement (or alter, amend or terminate any existing agreement or arrangement) if such action would materially impair the ability of either party to effectuate, carry out or comply with all the terms of this Second Amendment.

         4.4 HEADINGS. Section and subsection headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose or be given any substantive effect.

         4.5 APPLICABLE LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         4.6 ENTIRE AGREEMENT; NO THIRD PARTY BENEFICIARIES. This Agreement (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

         4.7 COUNTERPARTS; EFFECTIVENESS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Second Amendment shall become effective upon the execution and delivery of a counterpart hereof by the Partnership and Limited Partners (including GTA LP) holding 66.67% of the Percentage Interests of the Limited Partners.

                  [Remainder of page intentionally left blank]


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


         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment, or caused this Second Amendment to be duly executed and delivered by their respective officers thereunto duly authorized, as of the date first written above.


                                    "PARTNERSHIP"
                                    GOLF TRUST OF AMERICA, L.P.


                                    By:    /s/ W. Bradley Blair, II
                                    Title: Chief Executive Officer and President


                                    "GENERAL PARTNER"
                                    GTA GP., INC.


                                    By:    /s/ W. Bradley Blair, II
                                    Title: Chief Executive Officer and President


                                    "LIMITED PARTNERS"
                                    GTA LP, INC.


                                    By:    /s/ W. Bradley Blair, II
                                    Title: Chief Executive Officer and President


                                    GOLF LEGENDS LTD., INC.


                                    By:    /s/ Larry D. Young
                                    Title: President


                                    LEGENDS OF VIRGINIA LC


                                    By:    /s/ Larry D. Young
                                    Title: Manager

                                     ANNEX I
                     TABLE OF LIMITED PARTNERSHIP INTERESTS


---------------------------------------------------------------------------------------------
              NAME OF PARTNER                      COMMON UNITS           SERIES A UNITS
---------------------------------------------------------------------------------------------
Golf Legends Ltd., Inc.                                3,128,669
---------------------------------------------------------------------------------------------
Legends of Virginia LC                                   598,187
---------------------------------------------------------------------------------------------
GTA LP, Inc.                                           8,127,980
---------------------------------------------------------------------------------------------
GTA, GP, Inc.                                             27,553
---------------------------------------------------------------------------------------------
GTA LP, Inc.                                                                  800,000
---------------------------------------------------------------------------------------------


                                  Annex I-1